Exhibit 99.1

9th Annual Pipeline, MLP & Energy Symposium December 2010

Forward-Looking Statements 2 Statements included that are not historical facts (including any statements concerning plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto), are forward-looking statements. These statements can be identified by the use of forward-looking terminology including "forecast," "may," "believe," "will," "expect," "anticipate," "estimate," "continue," or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other "forward-looking" information. We and our representatives may from time to time make other oral or written statements that are also forward-looking statements. These forward-looking statements are based upon management's current plans, expectations, estimates, assumptions and beliefs concerning future events impacting us and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward-looking statements for a number of important reasons. A discussion of these factors, including risks and uncertainties, is set forth in Martin Midstream's annual and quarterly reports filed from time to time with the Securities and Exchange Commission. Martin Midstream expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

Use of Non-GAAP Financial Measures 3 This presentation includes certain non-GAAP financial measures such as EBITDA and Adjusted EBITDA. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States (GAAP). A reconciliation of non-GAAP financial measures included in this presentation to the most directly comparable financial measure calculated and presented in accordance with GAAP is set forth in the Appendix of this presentation or on our web site at www.martinmidstream.com MMLP's management believes that these non-GAAP financial measures provide useful information to investors regarding the MMLP's financial condition and results of operations as they provide another measure of the profitability and ability to service its debt, and are considered important measures by financial analysts covering MMLP and its peers.

Martin Resource Management Corporation (MRMC) Our Parent and General Partner Closely held corporation based in Kilgore, TX - Founded in 1951 by R. S. Martin, Jr. Leading independent provider of integrated logistics solutions and marketing & distribution services to energy, petrochemical and other industrial concerns Transportation Terminalling Marketing Operations strategically located primarily in U.S. Gulf Coast region ~2,000 employees Corporate Offices - Kilgore 4

5 Over the past 50 years, MRMC has developed infrastructure and brand reputation in petroleum product and by-products that now support MMLP Structured to support the Partnership Maintains distinct set of assets and business units Demonstrated historical support Over $100MM invested through unit purchases and drop down acquisitions MRMC is not a "financially engineered" structure design to extract value from MMLP Martin Resource Management Corporation Martin Midstream Partners L.P. 65% LP Interest 2% GP Interest Martin Resources LLC 100% Martin Midstream GP LLC 100% Public Unitholders 6.6 million LP Units 35% LP Interest Strong General Partner Support Private Company- 29% Employee Owned

6 Martin Resource Management Corp Martin Transport (MTI) Martin Product Sales (MPS) Midstream Fuel Service (MFS) Cross Oil Refining & Marketing Joint Ventures Cardinal Gas Storage Ican Energy Company 100% of General Partner Interest Martin Midstream Partners - (MMLP:NASDAQ) 6,593,267 Limited Partner Units Martin Midstream Partners - (MMLP:NASDAQ) Units own represent a 34.7% LP Interest MRMC owns other businesses that have historically contributed varying amounts of operational cash flow including, Altec Environmental Consulting, American Senterfitt Insurance, Martin Underground Storage, Berry Petroleum and Brimrock International Inc. Martin Midstream Partners L.P. Martin Operating Partnership LP (MOP) Primary Business Segments Terminalling and Storage Natural Gas Services Marine Transportation Sulfur Services MRMC Significant Operating Entities

7 Listed: NASDAQ GS: MMLP October 31, 2002 MRMC owns a ~35% L.P. interest and 100% G.P. interest in MMLP MMLP is a publicly-traded, diversified MLP with operations: Natural Gas Services Terminalling and Storage Marine Transportation Sulfur Services MMLP Trading Summary (1) Unit Price: $37.33 Market Cap: $694 million Distribution: $0.75 quarterly Current Yield: 8.0% (1) As of December 1, 2010 Martin Midstream Partners LP Overview

8 Significant Milestone Events for MMLP 2002: $55 million Initial Public Offering at $19.00 per unit 2003: $30 million acquisition of marine terminals along the Texas and Louisiana Gulf Coast from Tesoro Petroleum Company 2004: $32 million follow-on equity offering $27 million acquisition of Neches Industrial Park in Beaumont 2005: $95 million acquisition of Prism Gas Systems marks MMLP's entry into gas gathering and processing business 2006: $100 million follow-on equity offering 2007: $33 million acquisition of Woodlawn Pipeline Co. ~$80 million in organic growth projects $58 million follow-on equity offering 2008: ~$80 million in organic growth projects Ended year with distribution coverage of approximately 1.3x - the highest in the company's history 2009: $45.0 million Cross Dropdown & $20 million MRMC direct equity investment 2010: Successful completion of full recapitalization - new credit facility, equity & debt offerings $20 million acquisition of Harrison Gathering System, $25 million acquisition of Velocity Harrison System & $12 million acquisition of Theodore, AL and Pascagoula, MS

Typical Acquisition Criteria Modest size (less than $100MM) Strongly prefer non-competitive, "under the radar" situations Substantial prior knowledge of each acquired entity (as customer or supplier) Consistent use of equity to finance acquisitions within target leverage (3.0x - 3.5x) 9 $30MM Marine Terminals 2003 2004 2005 2006 2007 2008 2009 2010 $27MM Specialty Terminal $95MM Prism Gas $33MM Woodlawn Pipeline $45MM Cross Refinery $20MM Waskom System Public Equity $37MM Public Equity $101MM Public Equity $58MM Units to MRMC $65MM Public Equity $53MM Acquisition Equity Disciplined Growth Through Acquisitions

10 Exceptional LP Unitholder Returns since IPO Total Return to Unit holders (including cash distributions) Since IPO (11/2002) 202.0% CAGR 14.7% Current Yield 8.0% MMLP Unit Performance

11 Terminalling and Storage: Multi-year, fee-based Specialized products have fee minimums Natural Gas Services: Stable, margin-based wholesale NGLs Multi-year up to life of reserves for gathering and processing Sulfur Services: Take-or-pay prilling Stable, margin-based molten sulfur Stable, margin-based fertilizer Marine Transportation: 100% fee-based, primarily term contracts Infrastructure for hard-to-handle products provides substantial barriers to entry Growing Fee-Based Cash Flow Concentration Note: "Margin-based" contracts represent buy/sell contracts that are priced off of the same benchmark simultaneously (to account for service fee to facilitate handling) and effectively eliminate pricing risk 2009 Adjusted EBITDA

12 Integrated yet complementary business segments uniquely positions MMLP. This is a key driver of long-term customer relationships Breadth, scale and brand recognition make MMLP a premier supplier of products and services Customers include some of the largest, most profitable businesses in the energy industry. These include major oil and gas companies, independent refiners, large chemical companies, fertilizer manufacturers Long-term contracts, providing stable revenue and cash flow generation, typically from 1 - 5 years Marquee Customer Base High Quality Customer Base

13 Fully Integrated Service Provider Broad provider of products and services in energy-focused regions through: Specialized equipment and facilities to store and transport hard-to-handle products Lubricant distributors and marketers Marine service terminals Coast-to-coast integrated sulfur infrastructure Complementary midstream service platform allows customers to utilize a single service provider (lowers cost and increases efficiency) Diversified product portfolio, end markets and customer base enhance stability of cash flows and provide multiple sources of Partnership growth

14 MMLP Areas of Operation

Operating Segment Overview

16 MMLP's Diversified Operating Mix Sulfur Services Marine Transportation Terminalling & Storage Natural Gas Services 35-40% 25-30% 20-25% 15-20% PRO FORMA 2010 EBITDA Mix Marine Transportation Transportation services for petroleum products and by-products Natural Gas Services Gathering and processing of natural gas and natural gas liquids and distribution of LPGs Terminalling and Storage Terminalling and storage services for petroleum products and by-products Sulfur Services Sulfur gathering, processing and distribution, sulfuric acid and fertilizer production

MMLP - Terminalling & Storage Overview

- MMLP's Terminalling & Storage business consists of 23 terminal facilities with an aggregate storage capacity of 3.6 million barrels
  - 17 marine terminals: ~2.6 million barrels of storage capacity
  - 6 inland terminals: ~0.4 million barrels of storage capacity
  - Cross naphthenic lube processing facility (~ 0.6 million barrels)
- Profitability Drivers for Terminalling & Storage include
  - Gulf of Mexico drilling activity
  - Drilling technologies
  - Regional distribution of petroleum products
  - Commodity price outlook / positioning
  - Gulf Coast labor costs



- Adjusted EBITDA to MMLP (in millions)
  - 2007: $33.0
  - 2008: $28.0
  - 2009: $35.9
  - 9 Months 2010: $24.8

17

November 2009 drop-down from a subsidiary of MRMC for $45MM in MMLP units 7,500 bpd capacity in Smackover, AR ~ 10% total US market share Specialized refinery that converts crude oil into naphthenic lubricants for high quality, customized industrial uses: Transformer oils Rubber extenders Base oils for lubricants 12-year Fee-based Tolling Agreement with MRMC Quarterly fee with minimum volumes and no commodity price risk to MMLP $10MM - $12MM of Adjusted EBITDA per year MRMC-owned on-site packaging facility accounts for up to 30% of annual off-take 18 Terminalling & Storage - Cross Oil

Terminalling & Storage - Marine Terminals

MARTIN MIDSTREAM PARTNERS

Full Service Marine Terminals

- Galveston, TX
- Harbor Island, TX
- Freeport, TX
- Port O'Connor, TX
- Sabine Pass, TX
- Cameron East, LA
- Cameron West, LA
- Venice, LA
- Pascagoula, MS (recent drop down)
- Theodore, AL (recent drop down)

Fuel & Lubricant Marine Terminals

- Amelia, LA
- Berwick, LA
- Intracoastal City, LA
- Fourchon, LA

Lubricant Terminal

- Houston (Channelview), TX



Galveston



Intracoastal City

19

Terminalling & Storage - Specialty Terminals

MARTIN MIDSTREAM PARTNERS

Expertise in "hard to handle" products such as:

- Asphalt ~ 700,000 bbls
- Distillates ~ 230,000 bbls
- Residual fuel oils ~ 190,000 bbls
- Molten sulfur ~ 53,000 long tons
- Prilled sulfur ~ 150,000 long tons
- Sulfuric acids ~ 420,000 bbls
- Ammonia ~ 342,000 bbls
- Ammonium thiosulfate ~ 35,000 bbls
- Specialty Terminal Locations:
  - Tampa, FL – Asphalt & sulfur
  - Beaumont, TX – Stanolind & Port Neches facilities, above listed products
  - South Houston, TX – Specialty asphalts
  - Omaha, NE – Emulsified asphalt
  - Smackover, AR – Naphthenic lube refinery



Tampa Terminal

20

Operating Segment Overview Natural Gas Services

22 MMLP's Natural Gas Services segment includes the following key assets Ownership interests in over 870 miles of gathering and transmission pipelines located primarily in East Texas and Northwest Louisiana 50% operating interest in a 285 MMcf/d natural gas processing plant with full fractionation capability (14,500 bbls/day) located in East Texas Over 2.1 million barrels of combined NGL storage capacity in LA, MS and TX Profitability Drivers for Natural Gas Services include Sustainable commodity prices Drilling technologies Fractionation capability Contract mix / hedging Waskom Plant MMLP - Natural Gas Services Segment Overview Adjusted EBITDA to MMLP (in millions) 2007: $21.6 2008: $21.1 2009: $19.5 9 Months 2010: $18.6

Locked-in, higher Natural Gas Services - Integrated Solutions 23 Wet Gas Liquids separated under fee-based POP or POL pricing arrangements Third party purchasers (Pipelines, trucks) Martin storage facilities Third party purchasers NGLs Martin wholesale propane business MTI. Belvieu Propane retailers Limited geographic alternatives and a large number of customers make Martin a critical supplier January 2010 Harrison County acquisition sends rich Cotton Valley gas through fractionation at Waskom and lean Haynesville gas eastward for sale 615 miles of gathering and transmission pipelines 200 miles NGL pipeline 285 MMcf/d natural gas processing plant with 14,500 bbld fractionation capacity > 2.1MM bbl NGL storage facilities Third party suppliers indexed pricing priced winter sales MTI. Belvieu indexed pricing

24 MMLP - Natural Gas Services Segment MMLP's Natural Gas Services segment contract mix includes the following Percent of Liquids (POL) 45% Pure Fee 36% Percent of Proceeds (POP) 19% Keep whole < 1% Major customers include: BP America Production Company EXCO Samson CenterPoint Energy Gas Transmission GMX Resources, Inc. Devon Energy Shelby Operating Company Underlying risks in the business as follows Declines in the volumes and/or quality (richness) of natural gas around our assets A decrease in demand for NGL products by the petrochemical or refining industries Imposition of regulatory changes affecting the way we operate

Operating Segment Overview Sulfur Services

MMLP - Sulfur Services Overview MMLP's Sulfur Services segment includes the following key assets: 3 sulfur prillers (TX & CA) with a combined prilling capacity of 5,000 tons per day 6 sulfur-based fertilizer production plants 1 sulfuric acid plant 1 emulsified sulfur blending plant Profitability drivers for Sulfur Services include Worldwide fertilizer demand Heavy industry demand Refinery utilization Refinery expansions/sophistication Adjusted EBITDA to MMLP (in millions) 2007: $14.2 2008: $37.7 2009: $15.7 9 Months 2010: $11.5 26

27 Refinery Gas Fertilizer Production Industrial Uses International Demand Beaumont, TX Stockton, CA Tampa, FL Truck, Barge, Rail Truck, Barge, Rail Barge Barge Prilling (take or pay) Molten Form China, Brazil, Morocco * Martin can take physical delivery at this point Beaumont, TX (Neches, Stanolind) MMLP purchases sulfur Buy / sell simultaneously on index MMLP - Sulfur Services Integrated Value Chain Truck Truck Truck Truck

MMLP's Sulfur Service contract mix reflects Typically 1-5 year prilling services agreements with ExxonMobil, Shell, ConocoPhillips, Valero and Motiva that are fee-based "take or pay" in nature, guaranteeing payment to MMLP Typically 1-2 year supply agreements with oil refiners and natural gas producers. Our product is then sold to phosphate producers and other industrial consumers Underlying risks in the business as follows Lack of sales to phosphate producers or lack of supply due to lower refinery production Depressed earnings due to reduction of revenue against fixed operating costs Unexpectedly high maintenance or fuel costs that can be difficult to offset in the short-term 28 MMLP - Sulfur Services

MMLP - Sulfur Services - Fertilizer 29 Manufactures and markets processed sulfur products, fertilizers, and sulfuric acid Regional fertilizer plant locations with strong leading localized market share positions: Plainview, TX Odessa, TX Beaumont, TX Texarkana, TX Seneca, IL Salt Lake City, UT 450 ton per day sulfuric acid plant in Plainview, TX MMLP's Plainview, TX - Sulfuric Acid Production Facility

MMLP - Fee Based, Cross Segment Integration Neches Terminal, Beaumont, TX

Operating Segment Overview Marine Transportation

MMLP - Marine Transportation Overview Segment's Key Assets 45 inland marine tank barges 18 inland push-boats 5 offshore tug barge units Market Drivers Equipment Supply vs. Demand Economic Activity Refinery Runs & Crack Spreads Equipment Retirement vs. New Floating Storage Adjusted EBITDA to MMLP (in millions) 2007: $16.8 2008: $20.2 2009: $18.9 9 Months 2010: $16.7 32

33 "HSSEQT - First " - OCIMF Member Term vs. Spot - Long vs. Short Revenue Diversity Geographic Business Sector Specialty Products Diverse Internal Customer Base Cost Reductions New Construction Upgrade Existing Equipment Process Automation MMLP - Marine Transportation

MMLP's Marine Transportation contract mix reflects Major Oil Companies International Trading Companies Martin Family of Companies Underlying Risks Supply/Demand Imbalance Economic Stagnation No Retirements Oil Comes Ashore 34 MMLP - Marine Transportation Overview Launch of MMLP 321 Inland Barge

35 Four fully integrated and complementary business segments that span the midstream value chain Proven Management Consistently conservative leverage profile (3.0x - 3.5x) with sustained growth Majority of cash flows are fee-based with minimal commodity exposure High quality, stable base of leading industry customers Vested management team with 30 years average industry experience Stable, Diversified Customer Base Fully Integrated, Diversified Service Provider Strong Credit Profile Fee-Based Cash Flows Strategically located assets in areas of high-growth and concentrated customer activity Attractive Operating Footprint MMLP Investment Considerations

APPENDIX ADJUSTED EBITDA RECONCILIATIONS

37 Adjusted EBITDA Reconciliation - 3Q 2010

38 Adjusted EBITDA Reconciliation - 2009

39 Adjusted EBITDA Reconciliation - 2008

40 Adjusted EBITDA Reconciliation - 2007

Privately Held - Martin Resource Management Corporation Publicly Traded - Martin Midstream Partners L.P.